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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  November 13, 1996

                         COMMISSION FILE NUMBER 0-25990

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                                 INTRAV, INC.

            (Exact name of registrant as specified in its charter)

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                 MISSOURI                                  43-1323155
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                  Identification Number)

                 7711 BONHOMME AVENUE, ST. LOUIS, MISSOURI  63105
                     (Address of principal executive offices)

                                  (314) 727-0500
             (Registrant's telephone number, including area code)

                                    NO CHANGES
             (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS
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Intrav, Inc. (the "Company") issued a news release on November 13, 1996, with respect to its proposed acquisition of Clipper Cruise Line. This news release is incorporated herein by reference to Exhibit 99 attached hereto.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               INTRAV, INC.
                                               (Registrant)




Date:  November 20, 1996               /s/ Michael A. DiRaimondo
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                                      Michael A. DiRaimondo
                                      Senior Vice President and Chief Financial
                                      Officer
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                                EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Index of Item 601 of Regulation S-K:

Exhibit No.                              Description
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
    99                                   News Release of November 13, 1996